Exhibit 99.2

Supplemental **Disclosure**

Quarter ended March 31, 2021

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2021

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Obligations	16
Covenant Disclosure	17
Investment Summary
Acquisitions	19
Dispositions	20
Anchor Space Repositioning Summary	21
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	27
Portfolio Composition	28
Merchandise Mix Composition	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes or results to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the financial markets and the global economy. The COVID-19 pandemic has impacted the Company and its tenants significantly, and the extent to which it continues to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments and their deployment, public adoption rates of COVID-19 vaccines, potential mutations of COVID-19, including SARS-CoV-2 and the response thereto, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2021

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work. For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching approximately 90% billed occupancy of the impacted space. New Development and Reinvestment projects are included in the operating portfolio upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
Three Months Ended 3/31/21
	Total properties in Brixmor Property Group portfolio	389
	Acquired properties excluded from Same Property NOI	—
	Additional exclusions	(9)
	Same Property NOI pool	380

In addition, four outparcels acquired in 2020 and 2021 are excluded from the Same Property NOI pool for the three months ended March 31, 2021 and 2020. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended March 31, 2021 and 2020 include eight properties that were subject to partial dispositions in 2021 and 2020 and one property that was subject to a partial acquisition in 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to continue to adversely impact operating results for 2021. Portfolio data presented in the Supplemental Disclosure for the quarter ended March 31, 2021 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) on May 3, 2021.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/21	3/31/20
Total revenues (page 6)	$ 279,746	$ 282,301
Net income (page 6)	52,371	59,781
Net income per diluted share (page 6)	0.18	0.20
NOI (page 10)	200,879	206,494
Adjusted EBITDA (page 7)	183,642	187,173
Cash Adjusted EBITDA (page 7)	180,432	185,974
NAREIT FFO (page 8)	130,529	137,494
NAREIT FFO per diluted share (page 8)	0.44	0.46
Items that impact FFO comparability, net per share (page 8)	(0.01)	(0.00)
Dividends declared per share (page 8)	0.215	0.285
Dividend payout ratio (as % of NAREIT FFO) (page 8)	48.9%	61.4%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20
NOI margin (page 10)	73.0%	72.2%	73.5%	73.1%	73.8%
Same property NOI performance (page 13) (1)	(1.5)%	(6.4)%	(9.3)%	(9.0)%	3.0%
Fixed charge coverage, current quarter annualized (page 15)	3.7x	3.4x	3.2x	3.2x	4.0x
Fixed charge coverage, trailing twelve months (page 15)	3.4x	3.4x	3.6x	3.8x	4.0x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	6.5x	6.9x	7.4x	7.9x	6.6x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	7.0x	7.0x	6.9x	6.8x	6.4x

Outstanding Classes of Stock	As of 3/31/21	As of 12/31/20	As of 9/30/20	As of 6/30/20	As of 3/31/20
Common shares outstanding (page 15)	296,946	296,494	296,482	296,481	296,449

Summary Portfolio Statistics (3)	As of 3/31/21	As of 12/31/20	As of 9/30/20	As of 6/30/20	As of 3/31/20
Number of properties (page 27)	389	393	395	398	400
Percent billed (page 27)	87.8%	87.8%	88.0%	88.9%	89.1%
Percent leased (page 27)	90.8%	90.7%	91.2%	92.1%	92.2%
ABR PSF (page 27)	$ 15.05	$ 14.93	$ 14.86	$ 14.83	$ 14.80
New lease rent spread (page 31)	20.3%	21.9%	14.1%	19.4%	23.7%
New & renewal lease rent spread (page 31)	7.0%	8.0%	5.7%	5.9%	10.2%
Total - new, renewal & option lease rent spread (page 31)	6.7%	7.4%	6.1%	6.5%	9.3%
Total - new, renewal & option GLA (page 31)	2,130,048	2,213,791	3,155,433	1,841,519	2,347,315

2021 Guidance	Current	Previous (at 2/11/2021)	YTD
NAREIT FFO per diluted share	$1.60 - $1.70	$1.56 - $1.70	$0.44
Same property NOI performance	1.0% - 3.0%	(1.0)% - 3.0%	(1.5)%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2021

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/21	12/31/20
Assets
Real estate
Land	$1,737,338	$1,740,263
Buildings and tenant improvements	7,760,203	7,714,105
Construction in progress	125,837	142,745
Lease intangibles	557,470	566,448
	10,180,848	10,163,561
Accumulated depreciation and amortization	(2,706,805)	(2,659,448)
Real estate, net	7,474,043	7,504,113
Cash and cash equivalents	371,402	368,675
Restricted cash	1,282	1,412
Marketable securities	18,737	19,548
Receivables, net	231,461	240,323
Deferred charges and prepaid expenses, net	136,251	139,260
Real estate assets held for sale	12,389	18,014
Other assets	49,521	50,802
Total assets	$8,295,086	$8,342,147

Liabilities
Debt obligations, net	$5,165,861	$5,167,330
Accounts payable, accrued expenses and other liabilities	458,022	494,116
Total liabilities	5,623,883	5,661,446

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
306,073,386 and 305,621,403 shares issued and 296,946,394 and 296,494,411
shares outstanding	2,969	2,965
Additional paid-in capital	3,211,665	3,213,990
Accumulated other comprehensive loss	(22,486)	(28,058)
Distributions in excess of net income	(520,945)	(508,196)
Total equity	2,671,203	2,680,701
Total liabilities and equity	$8,295,086	$8,342,147

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/21	3/31/20
Revenues
Rental income	$276,461	$280,402
Other revenues	3,285	1,899
Total revenues	279,746	282,301

Operating expenses
Operating costs	31,385	30,356
Real estate taxes	42,888	42,864
Depreciation and amortization	83,420	83,017
Impairment of real estate assets	1,467	4,598
General and administrative	24,645	22,597
Total operating expenses	183,805	183,432

Other income (expense)
Dividends and interest	87	124
Interest expense	(48,994)	(47,354)
Gain on sale of real estate assets	5,764	8,905
Loss on extinguishment of debt, net	(1,197)	(5)
Other	770	(758)
Total other expense	(43,570)	(39,088)

Net income	$52,371	$59,781

Net income per common share:
Basic	$0.18	$0.20
Diluted	$0.18	$0.20
Weighted average shares:
Basic	297,110	297,841
Diluted	297,846	298,264

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/21	3/31/20

Net income	$52,371	$59,781
Interest expense	48,994	47,354
Federal and state taxes	94	789
Depreciation and amortization	83,420	83,017
EBITDA	184,879	190,941
Gain on sale of real estate assets	(5,764)	(8,905)
Impairment of real estate assets	1,467	4,598
EBITDAre	$180,582	$186,634

EBITDAre	$180,582	$186,634
Litigation and other non-routine legal expenses	1,831	522
Loss on extinguishment of debt, net	1,197	5
Transaction expenses	32	12
Total adjustments	3,060	539
Adjusted EBITDA	$183,642	$187,173

Adjusted EBITDA	$183,642	$187,173
Straight-line rental income, net (1)	(2,272)	2,137
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(984)	(3,371)
Straight-line ground rent expense (2)	46	35
Total adjustments	(3,210)	(1,199)
Cash Adjusted EBITDA	$180,432	$185,974

(1) Includes straight-line rental income reversals of $1.6 million and $7.9 million for the three months ended March 31, 2021 and 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/21	3/31/20

Net income	$52,371	$59,781
Depreciation and amortization related to real estate	82,455	82,020
Gain on sale of real estate assets	(5,764)	(8,905)
Impairment of real estate assets	1,467	4,598
NAREIT FFO	$130,529	$137,494

NAREIT FFO per diluted share	$0.44	$0.46
Weighted average diluted shares outstanding	297,846	298,264

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(1,831)	$(522)
Loss on extinguishment of debt, net	(1,197)	(5)
Transaction expenses	(32)	(12)
Total items that impact FFO comparability	$(3,060)	$(539)
Items that impact FFO comparability, net per share	$(0.01)	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$2,272	$(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Straight-line ground rent expense (2)	(46)	(35)

Dividends declared per share	$0.215	$0.285
Dividends declared	$63,843	$84,488
Dividend payout ratio (as % of NAREIT FFO)	48.9%	61.4%

(1) Includes straight-line rental income reversals of $1.6 million and $7.9 million for the three months ended March 31, 2021 and 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/21	12/31/20

Receivables, net
Straight-line rent receivable, net	$129,418	$127,349
Tenant receivables, net	97,812	107,165
Other	4,231	5,809
Total receivables, net	$231,461	$240,323

Deferred charges and prepaid expenses, net
Deferred charges, net	$115,532	$119,033
Prepaid expenses, net	20,719	20,227
Total deferred charges and prepaid expenses, net	$136,251	$139,260

Other assets
Right-of-use asset	$32,679	$34,006
Furniture, fixtures and leasehold improvements, net	10,667	11,137
Other	6,175	5,659
Total other assets	$49,521	$50,802

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$212,149	$236,433
Below market leases, net	81,546	85,445
Dividends payable	66,143	65,972
Lease liability	37,249	38,599
Interest rate swaps	21,715	28,225
Real estate liabilities held for sale	541	—
Other	38,679	39,442
Total accounts payable, accrued expenses and other liabilities	$458,022	$494,116

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/21	3/31/20
Net Operating Income Detail
Base rent	$205,587	$212,847
Expense reimbursements	63,861	65,039
Revenues deemed uncollectible	(4,337)	(6,226)
Ancillary and other rental income / Other revenues	7,663	6,123
Percentage rents	2,332	1,896
Operating costs	(31,339)	(30,321)
Real estate taxes	(42,888)	(42,864)
Net operating income	$200,879	$206,494

Operating Ratios
NOI margin (NOI / revenues)	73.0%	73.8%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	86.0%	88.9%

Reconciliation of Net Operating Income to Net Income
Net operating income	$200,879	$206,494
Lease termination fees	1,384	1,388
Straight-line rental income, net (1)	2,272	(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Straight-line ground rent expense (2)	(46)	(35)
Depreciation and amortization	(83,420)	(83,017)
Impairment of real estate assets	(1,467)	(4,598)
General and administrative	(24,645)	(22,597)
Total other expense	(43,570)	(39,088)
Net income	$52,371	$59,781

Supplemental Statement of Operations Detail
Rental income
Base rent	$205,587	$212,847
Expense reimbursements	63,861	65,039
Revenues deemed uncollectible	(4,337)	(6,226)
Lease termination fees	1,384	1,388
Straight-line rental income, net (1)	2,272	(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Ancillary and other rental income	4,378	4,224
Percentage rents	2,332	1,896
Total rental income	$276,461	$280,402

Other revenues	$3,285	$1,899

Interest expense
Mortgage, note and other interest	$43,597	$39,986
Unsecured credit facility and term loan interest	5,172	6,747
Capitalized interest	(931)	(1,063)
Deferred financing cost amortization	1,881	1,763
Debt premium and discount accretion, net	(725)	(79)
Total interest expense	$48,994	$47,354

Other
Federal and state taxes	$94	$789
Other	(864)	(31)
Total other	$(770)	$758

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,753	$3,497
Capitalized leasing legal costs (3)	437	24
Capitalized leasing commission costs	1,106	1,363
Equity compensation expense, net	2,592	2,652

(1) Includes straight-line rental income reversals of $1.6 million and $7.9 million for the three months ended March 31, 2021 and 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

	Nine Months Ended 12/31/20		Three Months Ended 3/31/21		Twelve Months Ended 3/31/21
	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent

Billed base rent (1)	$632,962	100.0%	$207,869	100.0%	$840,831	100.0%
Rent deferrals, net (lease modifications) and rent abatements (2)(3)	(7,203)	(1.1)%	(2,282)	(1.1)%	(9,485)	(1.1)%
Base rent (Page 10)	625,759	98.9%	205,587	98.9%	831,346	98.9%
Out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments (2)(3)	(1,717)	(0.3)%	1,717	0.8%	—	—%
Base rent adjusted for out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments	624,042	98.6%	207,304	99.7%	831,346	98.9%
Cash collected from tenants (2)	(558,094)	(88.2)%	(194,532)	(93.6)%	(769,462)	(91.5)%
Out-of-period cash collected from tenants (2)	(16,836)	(2.7)%	—	—%	—	—%
Accrued but uncollected base rent	49,112	7.8%	12,772	6.1%	61,884	7.4%
Rent deferrals, net (not lease modifications) (4)	(30,410)	(4.8)%	(2,026)	(1.0)%	(24,869)	(3.0)%
Out-of-period rent deferrals, net (not lease modifications) (4)	7,567	1.2%	—	—%	—	—%
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,269	4.2%	$10,746	5.2%	$37,015	4.4%

Revenues deemed uncollectible - rent deferrals (not lease modifications) before out-of-period adjustments	$(15,649)		$(1,585)		$(16,654)
Out-of-period cash collected on revenues deemed uncollectible	2,362		—		—
Out-of-period additional reserve	(1,370)		—		—
Out-of-period deferrals on previously reserved amounts	(412)		—		—
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	(15,069)		(1,585)		(16,654)

Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent before out-of-period adjustments	(32,866)		(9,345)		$(34,853)
Out-of-period cash collected on revenues deemed uncollectible	5,241		—		—
Out-of-period additional reserve	1,705		—		—
Out-of-period deferrals on previously reserved amounts	412		—		—
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	(25,508)		(9,345)		(34,853)
Revenues deemed uncollectible - base rent	$(40,577)		$(10,930)		$(51,507)

Revenues deemed uncollectible - base rent (cash basis tenants)	$(37,486)		$(10,740)		$(48,226)

(1) Amounts presented represent nine months ended December 31, 2020 and three months ended March 31, 2021 base rent billings, respectively.
(2) Amounts are as of March 31, 2021 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, March 31, 2021.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted and straight-line rental income recognition does not change over the remaining lease term.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) The Company did not observe significant differences in billed based rent collection percentages between the Same Property pool and the Total Portfolio through March 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Supplemental Reserve Information (1)	Nine Months Ended 12/31/20		Three Months Ended 3/31/21		Twelve Months Ended 3/31/21

Reserves on uncollected base rent
Accrued but uncollected base rent	$49,112		$12,772		$61,884
Revenues deemed uncollectible - base rent	40,577	82.6%	10,930	85.6%	51,507	83.2%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,269		$10,746		$37,015
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	25,508	97.1%	9,345	87.0%	34,853	94.2%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$22,843		$2,026		$24,869
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	15,069	66.0%	1,585	78.2%	16,654	67.0%

(1) Amounts are as of March 31, 2021 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, March 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 12

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/21	3/31/20	Change
Same Property NOI Analysis
Number of properties	380	380	—
Percent billed	87.9%	89.4%	(1.5)%
Percent leased	90.9%	92.6%	(1.7)%

Revenues
Base rent	$201,279	$205,397
Expense reimbursements	62,514	62,911
Revenues deemed uncollectible	(4,330)	(5,929)
Ancillary and other rental income / Other revenues	7,554	5,919
Percentage rents	2,291	1,831
	269,308	270,129	(0.3)%
Operating expenses
Operating costs	(30,563)	(29,036)
Real estate taxes	(41,918)	(41,325)
	(72,481)	(70,361)	3.0%
Same property NOI	$196,827	$199,768	(1.5)%

NOI margin	73.1%	74.0%
Expense recovery ratio	86.2%	89.4%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$(1,831)	(0.9)%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	(2,287)	(1.2)%
Revenues deemed uncollectible	1,599	0.8%
Net recoveries	(2,517)	(1.2)%
Ancillary and other rental income / Other revenues	1,635	0.8%
Percentage rents	460	0.2%
		(1.5)%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$196,827	$199,768
Adjustments:
Non-same property NOI	4,052	6,726
Lease termination fees	1,384	1,388
Straight-line rental income, net	2,272	(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Straight-line ground rent expense	(46)	(35)
Depreciation and amortization	(83,420)	(83,017)
Impairment of real estate assets	(1,467)	(4,598)
General and administrative	(24,645)	(22,597)
Total other expense	(43,570)	(39,088)
Net income	$52,371	$59,781

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 13

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended
	3/31/21	3/31/20
Leasing related:
Tenant improvements and tenant inducements	$12,918	$15,546
External leasing commissions	2,294	1,606
	15,212	17,152

Maintenance capital expenditures	5,999	6,536
Total leasing related and maintenance capital expenditures	$21,211	$23,688

Value-enhancing:
Anchor space repositionings	$13,260	$13,346
Outparcel developments	1,401	3,665
Redevelopments	23,745	26,116
New development	214	305
Other (1)	879	6,356
Total value-enhancing capital expenditures	$39,499	$49,788

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/21	12/31/20
Equity Capitalization:
Common shares outstanding			296,946	296,494
Common share price			$20.23	$16.55
Total equity capitalization			$6,007,218	$4,906,976

Debt:
Revolving credit facility			$—	$—
Term loans			300,000	650,000
Unsecured notes			4,868,453	4,518,453
Total principal debt			5,168,453	5,168,453
Add: Net unamortized premium			30,025	31,390
Less: Deferred financing fees			(32,617)	(32,513)
Total debt			5,165,861	5,167,330
Less: Cash, cash equivalents and restricted cash			(372,684)	(370,087)
Net debt			$4,793,177	$4,797,243

Total market capitalization			$10,800,395	$9,704,219

Liquidity:
Cash and cash equivalents and restricted cash			$372,684	$370,087
Available under revolving credit facility (1)			1,244,768	1,244,768
			$1,617,452	$1,614,855

Ratios:
Principal debt to total market capitalization			47.9%	53.3%
Principal debt to total assets, before depreciation			47.0%	47.0%
Unencumbered assets to unsecured debt			2.1x	2.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.5x	6.9x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			7.0x	7.0x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.7x	3.4x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.4x	3.4x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.7x	3.4x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.4x	3.4x

			As of	As of
			3/31/21	12/31/20
Percentage of total debt: (3)
Fixed			100.0%	98.1%
Variable			—%	1.9%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			5.5	5.5
Variable			—	1.1
Total			5.5	5.4

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.2 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of May 3, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 15

DEBT OBLIGATIONS
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2021	$—	—
2022	250,000	2.16%
2023	500,000	3.25%
2024	800,000	3.73%
2025	700,000	3.85%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
Total Debt Obligations	$5,168,453	3.70%

Net unamortized premium	30,025
Deferred financing costs	(32,617)
Debt Obligations, Net	$5,165,861

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Unsecured Term Loans
Term Loan Facility - $300,000 (2)	$300,000	3.86%	7/26/24	5.80%

Unsecured Notes
2022 Brixmor OP Notes (3)	250,000	2.16%	2/1/22	4.84%
3.25%, 2023 Brixmor OP Notes	500,000	3.25%	9/15/23	9.68%
3.65%, 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.68%
3.85%, 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.54%
4.13%, 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.61%
7.97%, 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68%, 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.74%
6.90%, 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25%, 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.77%
4.13%, 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.51%
7.50%, 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05%, 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.48%
Total Fixed Rate Unsecured Notes	4,868,453	3.69%		94.20%

Total Debt Obligations	$5,168,453	3.70%		100.00%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(3) Effective November 1, 2016, the 2022 Brixmor OP Notes are swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 16

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/21

I. Aggregate debt test	< 65%	48.1%
Total Debt		5,165,861
Total Assets		10,737,751

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,737,751

III. Unencumbered asset ratio	> 150%	207.9%
Total Unencumbered Assets		10,737,751
Unsecured Debt		5,165,861

		Prior Twelve Months		Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.5	x	3.7	x
Consolidated EBITDA		680,325		715,078
Annual Debt Service Charge		195,273		195,712

(1) The Company had no secured debt as of March 31, 2021.
(2) For the OP's 2.250%, 2028 Notes and 4.050%, 2030 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on March 2, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/21

I. Leverage ratio	< 60%	41.9%
Total Outstanding Indebtedness		5,168,453
Balance Sheet Cash (1)		372,340
Total Asset Value		11,434,040

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		372,340
Total Asset Value		11,434,040

III. Unsecured leverage ratio	< 60%	42.0%
Total Unsecured Indebtedness		5,168,453
Unrestricted Cash (3)		371,058
Unencumbered Asset Value		11,434,040

IV. Fixed charge coverage ratio	> 1.5x	3.8	x
Total Net Operating Income		742,656
Capital Expenditure Reserve		10,242
Fixed Charges		194,680

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2021.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 17

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2021

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2021
Land at Ellisville Square (3)	St. Louis, MO-IL	1/6/21	$1,965	3.3 acres	-	-	-
Outparcel adjacent to Cobblestone Village	Jacksonville, FL	2/16/21	1,465	5,040	-	-	-
Land associated with Westgate Plaza	Springfield, MA	3/16/21	190	21.0 acres	-	-	-
			$3,620	5,040 SF / 24.3 acres

	TOTAL - THREE MONTHS ENDED MARCH 31, 2021		$3,620	5,040 SF / 24.3 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Brixmor terminated a ground lease and acquired a land parcel.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2021
Crossroads - Walmart Supercenter (4)	Charlotte-Concord-Gastonia, NC-SC	1/5/21	$7,876	193,513	100.0%	$2.81	Walmart Supercenter
Miracle Mile Shopping Plaza - Wendy's (4)	Toledo, OH	2/3/21	1,100	3,060	100.0%	17.97	Wendy's
Braes Oaks Center	Houston-The Woodlands-Sugar Land, TX	2/9/21	4,810	42,567	90.9%	7.49	-
The Pines Shopping Center	Alexandria, LA	2/12/21	8,600	179,039	71.4%	7.43	Super 1 Foods, Ollie's Bargain Outlet
The Centre at Navarro	Victoria, TX	2/12/21	5,212	51,542	95.1%	15.02	ALDI, Planet Fitness
Albany Plaza	Albany, GA	3/24/21	3,348	114,169	80.9%	6.71	Harveys (Southeastern Grocers), OK Beauty & Fashions Outlet
Westgate - McDonald's (4)	Dublin, GA	3/29/21	871	3,744	100.0%	N/A	McDonald's
Hunting Hills - Valvoline (4)	Roanoke, VA	3/31/21	1,350	1,668	100.0%	N/A	Valvoline
			$33,167	589,302

	TOTAL - THREE MONTHS ENDED MARCH 31, 2021		$33,167	589,302

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2021
1	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Remerchandise former Best Buy with a 41K SF grocer and additional retailers
2	Hamilton Plaza	Trenton-Princeton, NJ	Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree and additional retailers
3	Wendover Place	Greensboro-High Point, NC	Remerchandise former Pier 1 with a 10K SF Ulta
In Process Projects
4	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch fitness and additional retailers
5	Gateway Plaza - Vallejo	Vallejo, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
6	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
7	North Dover Center	Dover, DE	Remerchandise former Toys"R"Us with a 33K SF Bob's Discount Furniture
8	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
9	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
10	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
11	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop And Compare grocer, a 22K SF junior anchor and a 3K SF small shop space
12	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former JCPenney with a 27K SF Patel Brothers grocer
13	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
14	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below
15	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
16	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
17	Southland Shopping Center	Cleveland-Elyria, OH	Remerchandise former Aspire Fitness with a 29K SF UFC Gym
18	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
19	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise remaining 23K SF portion of the former Fallas Paredes with a Crazy Boss Big Discount Store
20	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randalls with a 57K SF Star Cinema Grille

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	20	$98,900	$52,000	9% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended March 31, 2021
1	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise and expand former Famous Footwear with a 10K SF Dollar Tree
2	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Combine several small shop spaces for a 19K SF BioLife Plasma Services
3	Valley Crossing	Hickory-Lenoir-Morganton, NC	Remerchandise former Fallas with a 17K SF American Freight Furniture
4	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Modell's Sporting Goods with a 17K SF Harbor Freight Tools

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	4	$1,500	37%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2021
1	West Loop Shopping Center	Manhattan, KS	Construction of a 4K SF Tommy's Car Wash and 1K SF Scooter's Coffee	Sep-21	$150	$100	29%
2	Bethel Park Plaza	Pittsburgh, PA	Construction of a 4K SF Chase Bank	Dec-21	600	300	13%
3	County Line Plaza (2)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF American Family Care and a 2K SF Chipotle	Mar-22	400	350	13%

	In Process Projects
4	Hamilton Plaza	Trenton-Princeton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 4K SF American Family Care and a 2K SF Starbucks	Sep-21	2,700	2,500	9%
5	Brentwood Plaza	Cincinnati, OH-KY-IN	Construction of a 2K SF Bank of America	Sep-21	100	100	85%
6	Watson Glen Shopping Center	Nashville-Davidson--Murfreesboro--Franklin, TN	Construction of a 2K SF Chase Bank	Sep-21	100	50	27%
7	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Dec-21	200	50	28%
8	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Dec-21	3,050	2,650	9%
9	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Dec-21	1,350	500	9%
10	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Dec-21	4,750	4,300	9%
11	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Dec-21	2,800	700	21%
12	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Mar-22	2,900	200	7%
13	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill	Mar-22	1,150	200	9%
14	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Mar-22	2,850	2,700	15%
15	Tri-City Plaza	Boston-Cambridge-Newton, MA-NH	Construction of a 4K SF Aspen Dental	Jun-22	1,650	150	9%
16	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Jun-22	4,750	750	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$29,500	$15,600	11%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2021
1	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Mar-21		$400	49%
2	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase Bank	Mar-21		1,050	14%
3	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21		4,400	8%
4	Brice Park (4)	Columbus, OH	Construction of an 11K SF Sheetz	Mar-21		100	161%
5	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks, a 1K SF Lettuce Bowl Café and a 1K SF Sports Clips	Mar-21		3,900	9%
6	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21		1,450	8%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$11,300	12%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $1.8 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(4) Project commenced and stabilized during the three months ended March 31, 2021.
Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2021
1	Fox Run Shopping Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart with a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Jun-22	$15,600	$8,350	7%

	In Process Projects
2	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Sep-21	6,850	6,400	9%

3	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	4,500	10%

4	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21	14,200	10,650	11%

5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Dec-21	16,800	15,450	8%

6	Freedom Square	Naples-Marco Island, FL	Remerchandise former Kmart with a 35K SF Burlington Stores, a 30K SF HomeGoods, a 20K SF Planet Fitness and additional small shop space; shopping center upgrades including façade renovations and landscaping	22	Dec-21	11,500	3,200	11%

7	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including a 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	35,450	9%

8	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-21	2,400	1,100	12%

9	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including LED lighting	18	Mar-22	9,450	1,100	10%

10	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness use tenant and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Mar-22	9,400	7,400	9%

11	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF grocer, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking lot renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	20,350	6,750	13%

12	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	3,150	6%

13	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-22	6,450	5,950	8%

14	Village at Mira Mesa - Phase II	San Diego-Chula Vista-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Sep-22	12,700	4,600	7%

15	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize existing Burlington Stores to 64K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking lot and pylon sign enhancements	13	Sep-22	15,150	3,200	10%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Dec-22	12,250	5,150	9%

17	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Dec-22	7,900	3,600	10%

18	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 38K SF grocer; lease-up of additional small shop space; and shopping center upgrades including façade renovations, landscaping and parking lot reconfiguration	23	Dec-22	10,850	2,300	7%

19	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	10,400	6,750	10%

20	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-23	32,900	21,150	8%

21	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$280,800	$157,450	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,3)	Yield (1,3)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2021
1	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and a 22K SF Ross Dress for Less; construction of multiple outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Mar-21		$15,550	8%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$15,550	8%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Expected NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not materialize until after the expected stabilization date.
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Rockland Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
5	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
6	Tyrone Gardens (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of center including demolition of existing space to accommodate fitness facility, renovation of façades and common area upgrades
7	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
8	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
9	Northside (1)	Dalton, GA	Anchor repositioning which may include site densification with addition of outparcel pad development
10	Westridge Court - Project 1	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
11	Westridge Court - Project 2 (1)	Chicago-Naperville-Elgin, IL-IN-WI	Demolition of underutilized Jr anchor space to accommodate future outparcel single / multi-tenant development
12	WaterTower Plaza (1)	Worcester, MA-CT	Reposition of former anchor with major grocery tenant and spec space
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
15	Middletown Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel development and peripheral façade renovation
16	Morris Hills Shopping Center (1)	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
17	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
18	Valley Fair (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of anchor and façade renovation on remaining center
19	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
20	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers and potential multiple use redevelopment

(1) Indicates project added to the pipeline during the three months ended March 31, 2021

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 25

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2021

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		3/31/21	12/31/20	9/30/20	6/30/20	3/31/20

Number of properties		389	393	395	398	400
GLA		68,278,376	68,852,305	69,391,717	69,942,365	70,142,984
Percent billed		87.8%	87.8%	88.0%	88.9%	89.1%
Percent leased		90.8%	90.7%	91.2%	92.1%	92.2%
TOTAL ≥ 10,000 SF		93.8%	93.8%	94.4%	95.1%	95.4%
TOTAL < 10,000 SF		84.2%	83.8%	84.3%	85.2%	85.1%
ABR		$875,388	$875,925	$882,718	$892,337	$894,355
ABR PSF		$15.05	$14.93	$14.86	$14.83	$14.80

PORTFOLIO BY UNIT SIZE AS OF 3/31/21
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	438	25,087,410	36.7%	93.1%	95.4%	$222,337	$10.51
20,000 - 34,999 SF	508	13,343,946	19.5%	89.5%	93.0%	136,019	11.09
10,000 - 19,999 SF	629	8,637,684	12.7%	86.9%	90.2%	109,427	14.43
5,000 - 9,999 SF	1,136	7,830,570	11.5%	82.0%	84.8%	116,848	18.42
< 5,000 SF	6,317	13,378,766	19.6%	79.9%	83.8%	290,757	26.83
TOTAL	9,028	68,278,376	100.0%	87.8%	90.8%	$875,388	$15.05

TOTAL ≥ 10,000 SF	1,575	47,069,040	68.9%	90.9%	93.8%	$467,783	$11.41
TOTAL < 10,000 SF	7,453	21,209,336	31.1%	80.7%	84.2%	407,605	23.73

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 27

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•95.8% of 1Q21 billed base rent collected for National / Regional tenants and 88.2% of 1Q21 billed base rent collected for Local tenants as of 4/27/21

•95.6% of 1Q21 billed base rent collected for Anchor tenants and 92.7% of 1Q21 billed base rent collected for Small Shop tenants as of 4/27/21

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 28

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 34% of ABR	Hybrid = 25% of ABR	Other Retail / Services = 41% of ABR

Essential / Hybrid = 59% of ABR	~70% of shopping centers are grocery-anchored

			As of 4/27/21
Merchandise Mix	ABR	Percent of ABR	Percent of 2Q20 Billed Base Rent Collected	Percent of 3Q20 Billed Base Rent Collected	Percent of 4Q20 Billed Base Rent Collected	Percent of 1Q21 Billed Base Rent Collected

ESSENTIAL	$293,990	34%	99.3%	99.2%	99.4%	99.1%
Grocery / Pharmacy	138,844	16%	99.8%	99.6%	99.9%	99.7%
General Merchandise (Discount / Dollar)	33,671	4%	99.1%	99.4%	99.6%	99.5%
Financial services	24,853	3%	99.8%	99.5%	99.4%	99.8%
Pet	23,646	3%	98.9%	99.5%	99.5%	98.3%
Medical (essential)	21,228	2%	98.8%	98.8%	99.3%	98.3%
Mail / Shipping and Other services	14,558	2%	94.2%	91.8%	92.5%	92.6%
Home improvement	14,469	2%	98.9%	99.8%	99.7%	99.8%
Other Essential	13,218	1%	99.6%	100.0%	100.0%	99.5%
Auto	9,503	1%	99.9%	99.9%	99.9%	99.9%

HYBRID	$218,971	25%	88.3%	90.9%	92.2%	92.7%
Restaurants	127,071	14%	83.8%	85.8%	87.7%	88.5%
Electronics & Appliance	28,320	3%	96.9%	97.8%	97.8%	98.3%
Medical (hybrid)	23,452	3%	95.8%	97.2%	98.5%	99.2%
Hobby & Crafts	17,613	2%	89.6%	98.6%	99.3%	98.9%
Liquor	8,678	1%	99.8%	99.8%	99.2%	98.7%
Other Hybrid Services	7,982	1%	98.6%	98.6%	99.4%	98.0%
Other Hybrid Retail	5,855	1%	80.6%	97.5%	96.3%	95.2%

OTHER RETAIL / SERVICES	$362,427	41%	78.3%	86.1%	89.8%	91.1%
Other Services	60,739	7%	85.2%	90.3%	91.5%	91.5%
Off-Price Apparel	59,191	7%	94.2%	83.0%	96.1%	99.9%
Fitness / Sports	47,210	5%	45.6%	70.2%	76.1%	83.2%
Value Apparel, Shoes, Accessories	43,900	5%	73.4%	92.5%	92.9%	93.8%
Home Décor	39,897	4%	84.7%	91.5%	97.7%	98.0%
Other Retail	32,872	4%	80.9%	96.4%	98.8%	98.4%
General Merchandise (Department, Gift, etc.)	32,597	4%	91.4%	94.3%	96.1%	96.4%
Health & Beauty	24,117	3%	90.6%	95.3%	94.8%	95.8%
Entertainment	21,904	2%	38.9%	49.1%	45.0%	38.7%

TOTAL (1)	$875,388	100%	87.9%	91.7%	93.7%	94.2%

	Rent deferrals and abatements (1)		7.4%	4.3%	2.8%	1.7%

	Total addressed billed base rent (1)		95.3%	96.0%	96.5%	95.9%

(1) As of April 27, 2021, 91.1% of 2Q20-4Q20 billed base rent had been collected and 4.9% had been addressed through rent deferrals and abatements, resulting in 96.0% total addressed billed base rent.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	87	2,642,160	3.9%	$31,060	3.5%	$11.76
2	The Kroger Co. (3)	49	3,259,371	4.8%	24,593	2.8%	7.55
3	Dollar Tree Stores, Inc. (4)	125	1,455,108	2.1%	16,134	1.8%	11.09
4	Burlington Stores, Inc.	30	1,484,189	2.2%	15,553	1.8%	10.48
5	Publix Super Markets, Inc.	29	1,285,410	1.9%	12,655	1.4%	9.85
6	Ross Stores, Inc (5)	38	1,014,222	1.5%	12,351	1.4%	12.18
7	L.A Fitness International, LLC	15	618,290	0.9%	11,355	1.3%	18.37
8	Ahold Delhaize (6)	20	1,059,637	1.6%	11,273	1.3%	10.64
9	Albertson's Companies, Inc (7)	14	795,381	1.2%	9,729	1.1%	12.23
10	PetSmart, Inc.	26	587,388	0.9%	8,765	1.0%	14.92

		433	14,201,156	21.0%	153,468	17.4%	10.81

11	Big Lots, Inc.	35	1,150,126	1.7%	8,044	0.9%	6.99
12	PETCO Animal Supplies, Inc. (8)	32	437,078	0.6%	7,798	0.9%	17.84
13	Kohl's Corporation	12	914,585	1.3%	7,253	0.8%	7.93
14	Ulta Beauty, Inc.	27	306,097	0.4%	7,100	0.8%	23.20
15	Party City Holdco Inc.	33	474,729	0.7%	6,937	0.8%	14.61
16	The Michaels Companies, Inc.	24	541,541	0.8%	6,746	0.8%	12.46
17	Bed Bath & Beyond, Inc. (9)	24	591,594	0.9%	6,732	0.8%	11.38
18	Staples, Inc.	24	496,575	0.7%	6,201	0.7%	12.49
19	Best Buy Co., Inc.	12	482,660	0.7%	6,108	0.7%	12.65
20	Five Below, Inc.	35	306,919	0.4%	5,822	0.7%	18.97

		691	19,903,060	29.2%	222,209	25.3%	11.16

21	Office Depot, Inc. (10)	23	502,566	0.7%	5,726	0.7%	11.39
22	DICK's Sporting Goods, Inc. (11)	10	384,141	0.6%	5,126	0.6%	13.34
23	CVS Health	15	222,799	0.3%	4,900	0.6%	21.99
24	JOANN Stores, Inc.	21	415,255	0.6%	4,775	0.5%	11.50
25	Hobby Lobby Stores, Inc.	13	723,967	1.1%	4,752	0.5%	6.56
26	Wal-Mart Stores, Inc. (12)	11	1,194,064	1.7%	4,552	0.5%	3.81
27	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,426	0.5%	16.47
28	JP Morgan Chase & Co.	29	104,843	0.2%	4,333	0.5%	41.33
29	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
30	Gap, Inc. (13)	13	215,422	0.3%	4,125	0.5%	19.15
31	Harbor Freight Tools	23	404,095	0.6%	4,018	0.5%	9.94
32	H.E. Butt Grocery Company (14)	3	243,867	0.4%	3,952	0.5%	16.21
33	Sally Beauty Holdings, Inc. (15)	90	162,005	0.2%	3,674	0.4%	22.68
34	Southeastern Grocers (16)	10	480,523	0.7%	3,554	0.4%	7.40
35	AMC Entertainment	4	200,955	0.3%	3,541	0.4%	17.62
36	Wakefern Food Corporation (17)	5	267,832	0.4%	3,522	0.4%	13.15
37	Rainbow Shops	34	252,722	0.4%	3,416	0.4%	13.52
38	Bank of America, NA	24	84,663	0.1%	3,338	0.4%	39.43
39	Regal Entertainment Group (18)	3	156,549	0.2%	3,223	0.4%	20.59
40	Giant Eagle, Inc.	3	242,946	0.4%	3,171	0.4%	13.05

	TOTAL TOP 40 RETAILERS	1,044	26,859,833	39.4%	$304,469	34.9%	$11.34

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Vons-4, Acme-2, Jewel-Osco-2, Tom Thumb-2, Albertsons-1, El Rancho (sublease)-1, Shop & Save Market-1 and Star Market-1.				(13) Includes Old Navy-11 and Gap Factory-2.
(2) Includes Marshalls-35, T.J. Maxx-35, HomeGoods-15, HomeSense-1 and Sierra Trading Post-1.						(14) Includes H-E-B-2 and Central Market-1.
(3) Includes Kroger-37, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1,		(8) Includes PETCO-31 and Unleashed-1.				(15) Includes Sally Beauty-82, Cosmoprof-7 and Macon Beauty Systems-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-15, Harmon Face Values-4, Cost Plus World Market (sublease)-2,				(16) Includes Winn-Dixie-6, BI-LO-2, Fresco y Más-1 and Harveys-1.
(4) Includes Dollar Tree-109, Family Dollar-15 and Deal$-1.		buybuy Baby-2, and Christmas Tree Shops (sublease)-1.				(17) Includes ShopRite-3 and PriceRite-2.
(5) Includes Ross Dress for Less-33 and dd's Discounts-5.		(10) Includes Office Depot-12 and OfficeMax-11.				(18) Includes Regal Cinemas-2 and United Artist Theatres-1.
(6) Includes Giant Food-6, Super Stop & Shop-6, Food Lion-4, Bottom Dollar Food-1, Hannaford-1,		(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
Stop & Shop-1, and Tops Market-1.		(12) Includes Supercenters-7, Discount Stores-2, and Walmart Neighborhood Market-2.
Excludes 4 leases that are signed but not commenced and subject to non-disclosure agreements with a retailer aggregating 161,083 SF and $2.8 million of ABR. In combination with commenced leases, the retailer's total GLA and ABR is 243,761 SF and $4.8 million, respectively

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/21	392	2,130,048	$35,558	$16.69	$4.59	$1.60	5.6	309	1,717,603	$16.94	$15.88	6.7%
Three months ended 12/31/20	346	2,213,791	31,175	14.08	4.28	1.16	5.4	274	1,905,747	13.76	12.81	7.4%
Three months ended 9/30/20	418	3,155,433	44,808	14.20	2.55	1.08	5.7	357	2,628,856	13.96	13.16	6.1%
Three months ended 6/30/20	283	1,841,519	24,846	13.49	2.83	1.01	6.0	235	1,534,332	13.35	12.54	6.5%
TOTAL - TWELVE MONTHS ENDED 3/31/21	1,439	9,340,791	$136,387	$14.60	$3.48	$1.20	5.7	1,175	7,786,538	$14.45	$13.55	6.6%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/21	355	1,409,570	$26,461	$18.77	$6.94	$2.42	6.0	272	997,125	$20.05	$18.73	7.0%
Three months ended 12/31/20	298	1,363,267	22,466	16.48	6.95	1.88	5.6	226	1,055,223	16.60	15.37	8.0%
Three months ended 9/30/20	368	2,152,872	33,432	15.53	3.71	1.58	6.1	307	1,626,295	15.57	14.73	5.7%
Three months ended 6/30/20	241	1,275,855	18,202	14.27	4.09	1.45	6.4	193	968,668	14.29	13.49	5.9%
TOTAL - TWELVE MONTHS ENDED 3/31/21	1,262	6,201,564	$100,561	$16.22	$5.23	$1.81	6.0	998	4,647,311	$16.50	$15.48	6.6%

NEW LEASES
Three months ended 3/31/21	140	654,505	$11,164	$17.06	$14.37	$5.16	8.7	60	252,511	$19.18	$15.95	20.3%
Three months ended 12/31/20	138	560,349	9,709	17.33	15.79	4.54	8.0	67	258,887	18.68	15.33	21.9%
Three months ended 9/30/20	103	683,517	11,083	16.22	10.05	4.94	9.7	46	178,742	18.60	16.30	14.1%
Three months ended 6/30/20	75	425,561	5,848	13.74	11.04	4.24	8.6	30	181,711	13.98	11.71	19.4%
TOTAL - TWELVE MONTHS ENDED 3/31/21	456	2,323,932	$37,804	$16.27	$12.83	$4.78	8.8	203	871,851	$17.83	$14.96	19.2%

RENEWAL LEASES
Three months ended 3/31/21	215	755,065	$15,297	$20.26	$0.50	$0.05	3.6	212	744,614	$20.34	$19.67	3.4%
Three months ended 12/31/20	160	802,918	12,757	15.89	0.78	0.02	3.9	159	796,336	15.92	15.38	3.5%
Three months ended 9/30/20	265	1,469,355	22,349	15.21	0.76	0.01	4.4	261	1,447,553	15.19	14.54	4.5%
Three months ended 6/30/20	166	850,294	12,354	14.53	0.61	0.06	5.3	163	786,957	14.36	13.90	3.3%
TOTAL - TWELVE MONTHS ENDED 3/31/21	806	3,877,632	$62,757	$16.18	$0.68	$0.03	4.4	795	3,775,460	$16.19	$15.60	3.8%

OPTION LEASES
Three months ended 3/31/21	37	720,478	$9,097	$12.63	$—	$—	5.0	37	720,478	$12.63	$11.93	5.9%
Three months ended 12/31/20	48	850,524	8,709	10.24	—	—	4.9	48	850,524	10.24	9.64	6.2%
Three months ended 9/30/20	50	1,002,561	11,376	11.35	0.07	—	5.0	50	1,002,561	11.35	10.60	7.1%
Three months ended 6/30/20	42	565,664	6,644	11.75	—	—	5.1	42	565,664	11.75	10.90	7.8%
TOTAL - TWELVE MONTHS ENDED 3/31/21	177	3,139,227	$35,826	$11.41	$0.02	$—	5.0	177	3,139,227	$11.41	$10.70	6.6%

LEASES BY ANCHOR AND SMALL SHOP		Three Months Ended 3/31/21						Twelve Months Ended 3/31/21
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	11%	58%	42%	$12.01	4.2%		15%	64%	45%	$10.35	4.9%
	New & Renewal Leases Only	8%	40%	28%	13.00	3.0%		10%	51%	34%	10.75	3.7%
New Leases		11%	49%	34%	11.98	28.8%		11%	54%	37%	11.12	19.8%
Renewal Leases		6%	33%	23%	14.29	(5.3)%		10%	49%	32%	10.51	0.3%
Option Leases		46%	92%	81%	11.17	5.1%		49%	89%	77%	9.89	6.0%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	89%	42%	58%	$23.10	8.6%		85%	36%	55%	$22.17	8.2%
	New & Renewal Leases Only	92%	60%	72%	22.70	8.5%		90%	49%	66%	21.96	8.0%
New Leases		89%	51%	66%	21.92	16.6%		89%	46%	63%	22.42	19.0%
Renewal Leases		94%	67%	77%	23.21	6.4%		90%	51%	68%	21.70	5.5%
Option Leases		54%	8%	19%	28.74	9.1%		51%	11%	23%	24.06	9.1%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20
NEW LEASES
Weighted average over lease term:
Base rent	$ 17.39	$ 18.15	$ 18.64	$ 17.32	$ 14.70	$ 16.82
Tenant improvements and allowances	(1.61)	(1.76)	(1.97)	(1.37)	(1.32)	(1.90)
Third party leasing commissions	(0.51)	(0.55)	(0.52)	(0.49)	(0.44)	(0.52)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	15.27	15.84	16.15	15.46	12.94	14.39
Tenant specific landlord work (1)	(0.86)	(1.31)	(0.92)	(0.46)	(0.74)	(1.47)
NET EFFECTIVE RENT	$ 14.41	$ 14.53	$ 15.23	$ 15.00	$ 12.20	$ 12.92
Net effective rent before tenant specific landlord work /
base rent	88%	87%	87%	89%	88%	86%
Net effective rent / base rent	83%	80%	82%	87%	83%	77%
Weighted average term (years)	8.8	8.7	8.0	9.7	8.6	9.1

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	36%	32%	22%	55%	27%	39%
< 10,000 SF	64%	68%	78%	45%	73%	61%

LEASES SIGNED BUT NOT YET COMMENCED
As of 3/31/21:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	58	1,586,779	$ 20,004	$ 12.61
< 10,000 SF	276	813,810	20,385	25.05
TOTAL	334	2,400,589	$ 40,389	$ 16.82

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	303	754,510	1.2%	1.4%	$16.68	$16.68	5	64,795	0.1%	0.2%	$11.14	$11.14	298	689,715	3.9%	2.9%	$17.20	$17.20
2021	759	4,012,820	6.5%	6.0%	13.16	13.16	71	2,251,188	5.1%	4.0%	8.37	8.37	688	1,761,632	9.9%	8.3%	19.29	19.29
2022	1,212	8,158,504	13.2%	12.6%	13.54	13.58	195	5,448,401	12.4%	11.3%	9.74	9.69	1,017	2,710,103	15.2%	14.1%	21.17	21.39
2023	1,094	7,111,916	11.5%	11.7%	14.35	14.55	174	4,738,834	10.7%	10.2%	10.10	10.13	920	2,373,082	13.3%	13.3%	22.83	23.39
2024	1,055	9,038,980	14.6%	13.2%	12.77	13.03	192	6,712,553	15.2%	13.6%	9.49	9.52	863	2,326,427	13.0%	12.7%	22.23	23.19
2025	857	7,409,781	12.0%	11.5%	13.62	13.92	172	5,375,827	12.2%	11.9%	10.35	10.38	685	2,033,954	11.4%	11.1%	22.27	23.29
2026	651	6,355,187	10.2%	9.9%	13.65	14.36	167	4,910,559	11.1%	11.2%	10.63	10.87	484	1,444,628	8.1%	8.5%	23.90	26.23
2027	380	3,541,475	5.7%	6.2%	15.41	16.92	81	2,521,503	5.7%	6.6%	12.18	13.08	299	1,019,972	5.7%	5.8%	23.38	26.40
2028	322	2,784,394	4.5%	5.1%	16.19	17.81	69	1,956,720	4.4%	4.9%	11.73	12.44	253	827,674	4.6%	5.4%	26.72	30.51
2029	347	3,796,002	6.1%	6.4%	14.70	16.29	102	2,981,046	6.8%	7.4%	11.54	12.49	245	814,956	4.6%	5.3%	26.26	30.16
2030	287	2,939,810	4.7%	5.0%	14.76	16.29	71	2,197,901	5.0%	5.0%	10.71	11.41	216	741,909	4.1%	4.9%	26.78	30.77
2031+	466	6,100,505	9.8%	11.0%	15.66	18.15	155	4,990,755	11.3%	13.7%	12.83	14.56	311	1,109,750	6.2%	7.7%	28.37	34.26

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	303	754,510	1.2%	1.4%	$16.68	$16.68	5	64,795	0.1%	0.2%	$11.14	$11.14	298	689,715	3.9%	2.9%	$17.20	$17.20
2021	641	2,521,733	4.1%	4.1%	14.06	14.06	40	1,060,814	2.4%	1.8%	7.73	7.73	601	1,460,919	8.2%	6.7%	18.66	18.66
2022	902	3,359,850	5.4%	6.4%	16.61	16.67	65	1,336,183	3.0%	3.0%	10.52	10.29	837	2,023,667	11.3%	10.3%	20.63	20.89
2023	783	2,789,536	4.5%	5.7%	18.00	18.44	55	1,095,489	2.5%	2.4%	10.22	10.29	728	1,694,047	9.5%	9.6%	23.03	23.71
2024	689	2,672,548	4.3%	5.1%	16.82	17.49	44	1,128,921	2.6%	2.4%	10.11	10.18	645	1,543,627	8.6%	8.2%	21.72	22.84
2025	507	2,048,601	3.3%	4.1%	17.61	18.48	36	860,064	1.9%	1.9%	10.54	10.70	471	1,188,537	6.7%	6.6%	22.73	24.11
2026	404	2,057,837	3.3%	3.8%	16.13	17.52	39	1,078,151	2.4%	2.2%	9.54	10.01	365	979,686	5.5%	5.6%	23.38	25.78
2027	346	2,005,703	3.2%	3.8%	16.68	18.62	51	1,098,264	2.5%	2.6%	10.83	11.90	295	907,439	5.1%	5.3%	23.75	26.76
2028	300	1,571,780	2.5%	3.3%	18.17	20.37	33	769,550	1.8%	1.9%	11.68	12.59	267	802,230	4.5%	4.8%	24.39	27.83
2029	285	1,438,768	2.3%	3.0%	18.15	20.65	34	679,975	1.5%	1.7%	11.95	13.27	251	758,793	4.2%	4.4%	23.71	27.26
2030	268	1,769,392	2.9%	3.1%	15.07	17.07	40	1,034,955	2.3%	2.2%	10.02	10.95	228	734,437	4.1%	4.0%	22.20	25.70
2031+	2,305	39,013,626	63.0%	56.2%	12.62	16.19	1,012	33,942,921	77.0%	77.7%	10.71	13.57	1,293	5,070,705	28.4%	31.6%	25.41	33.70

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/21				75.1%	78.6%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	26	3,185,056	87.0%	93.2%	$62,795	$21.63	6.7%	4.7%	7.2%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,223	97.0%	98.3%	35,491	23.25	2.6%	2.5%	4.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,490,768	76.7%	79.2%	38,291	14.58	3.6%	5.1%	4.4%
4	Dallas-Fort Worth-Arlington, TX	12	2,515,979	88.0%	89.7%	40,158	18.01	3.1%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	28	3,781,394	89.4%	93.3%	44,753	13.11	7.2%	5.5%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	461,825	60.3%	74.7%	5,103	15.41	0.8%	0.7%	0.6%
7	Miami-Fort Lauderdale-Pompano Beach, FL	9	1,465,717	77.3%	84.7%	19,597	16.01	2.3%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,209,915	86.8%	89.1%	61,258	18.90	5.9%	6.2%	7.0%
9	Atlanta-Sandy Springs-Alpharetta, GA	22	3,326,176	86.3%	89.7%	34,842	12.06	5.7%	4.9%	4.0%
10	Phoenix-Mesa-Chandler, AZ	0	—	—	—	—	—	—	—	—
	Top 10 Largest US MSAs by Population	147	24,143,053	85.5%	89.1%	342,288	16.79	37.9%	35.4%	39.2%

11	Boston-Cambridge-Newton, MA-NH	6	724,145	84.2%	89.9%	8,625	13.25	1.5%	1.1%	1.0%
12	San Francisco-Oakland-Berkeley, CA	2	506,994	98.9%	99.0%	11,790	29.05	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	505,679	83.8%	88.7%	8,509	22.03	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	90.1%	90.6%	15,282	12.84	2.1%	2.1%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,197,284	89.1%	90.5%	14,204	14.34	2.1%	1.8%	1.6%
17	San Diego-Chula Vista-Carlsbad, CA	3	660,209	94.0%	95.7%	14,462	23.38	0.8%	1.0%	1.7%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,790,291	85.6%	88.1%	24,270	16.07	2.8%	2.6%	2.8%
19	Denver-Aurora-Lakewood, CO	6	1,316,626	94.0%	97.6%	17,023	14.21	1.5%	1.9%	1.9%
20	St. Louis, MO-IL	2	209,036	94.0%	95.5%	2,099	10.69	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	197	32,484,603	86.5%	89.9%	458,552	16.66	50.7%	47.6%	52.4%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Charlotte-Concord-Gastonia, NC-SC	6	1,576,806	91.7%	92.4%	16,220	12.28	1.5%	2.3%	1.9%
23	Orlando-Kissimmee-Sanford, FL	5	802,048	84.3%	85.2%	15,472	22.86	1.3%	1.2%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento-Roseville-Folsom, CA	1	105,531	33.1%	33.1%	1,024	29.33	0.3%	0.2%	0.1%
27	Pittsburgh, PA	1	202,349	98.4%	100.0%	2,126	11.84	0.3%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Austin-Round Rock-Georgetown, TX	1	169,405	96.7%	96.7%	2,100	12.82	0.3%	0.2%	0.2%
30	Cincinnati, OH-KY-IN	7	1,856,474	93.9%	95.3%	22,921	16.55	1.8%	2.7%	2.6%
31	Kansas City, MO-KS	4	608,649	94.4%	94.6%	4,793	8.46	1.0%	0.9%	0.5%
32	Columbus, OH	3	434,804	88.1%	89.7%	3,951	10.84	0.8%	0.6%	0.5%
33	Indianapolis-Carmel-Anderson, IN	2	726,319	85.2%	88.6%	7,308	11.52	0.5%	1.1%	0.8%
34	Cleveland-Elyria, OH	3	795,777	80.9%	84.4%	8,710	13.07	0.8%	1.2%	1.0%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	798,262	96.4%	98.4%	9,484	12.07	1.0%	1.2%	1.1%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,853	21.46	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha, WI	4	566,998	85.6%	86.0%	5,620	11.52	1.0%	0.8%	0.6%
40	Jacksonville, FL	3	690,355	89.6%	90.3%	6,713	11.20	0.8%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh-Cary, NC	2	291,026	96.2%	98.0%	3,848	13.60	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	92.1%	93.7%	9,494	15.98	0.3%	1.0%	1.1%
44	Richmond, VA	2	229,840	95.1%	95.6%	3,463	15.75	0.5%	0.3%	0.4%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Louisville/Jefferson County, KY-IN	4	700,232	92.8%	93.9%	7,157	11.19	1.0%	1.0%	0.8%
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-East Hartford-Middletown, CT	3	584,167	83.9%	84.0%	8,520	17.35	0.8%	0.9%	1.0%
49	Buffalo-Cheektowaga, NY	0	—	—	—	—	—	—	—	—
50	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	254	44,426,294	87.5%	90.3%	600,329	15.90	65.3%	65.1%	68.6%

	MSAs Ranked 51 - 100 by Population	48	8,328,486	89.3%	92.4%	95,620	13.14	12.3%	12.2%	10.9%

	Other MSAs	87	15,523,596	87.8%	91.5%	179,439	13.65	22.4%	22.7%	20.5%

TOTAL		389	68,278,376	87.8%	90.8%	$875,388	$15.05	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,185,056	87.0%	93.2%	$62,795	$21.63	6.7%	4.7%	7.2%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,209,915	86.8%	89.1%	61,258	18.90	5.9%	6.2%	7.0%
3	Houston-The Woodlands-Sugar Land, TX	5	28	3,781,394	89.4%	93.3%	44,753	13.11	7.2%	5.5%	5.1%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,515,979	88.0%	89.7%	40,158	18.01	3.1%	3.7%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,490,768	76.7%	79.2%	38,291	14.58	3.6%	5.1%	4.4%
6	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,223	97.0%	98.3%	35,491	23.25	2.6%	2.5%	4.1%
7	Atlanta-Sandy Springs-Alpharetta, GA	9	22	3,326,176	86.3%	89.7%	34,842	12.06	5.7%	4.9%	4.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,790,291	85.6%	88.1%	24,270	16.07	2.8%	2.6%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,856,474	93.9%	95.3%	22,921	16.55	1.8%	2.7%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,465,717	77.3%	84.7%	19,597	16.01	2.3%	2.1%	2.2%
	10 Largest MSAs by ABR	—	162	27,327,993	86.5%	89.7%	384,376	16.75	41.7%	40.0%	44.0%

11	Denver-Aurora-Lakewood, CO	19	6	1,316,626	94.0%	97.6%	17,023	14.21	1.5%	1.9%	1.9%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,576,806	91.7%	92.4%	16,220	12.28	1.5%	2.3%	1.9%
13	Orlando-Kissimmee-Sanford, FL	23	5	802,048	84.3%	85.2%	15,472	22.86	1.3%	1.2%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,431,286	90.1%	90.6%	15,282	12.84	2.1%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	660,209	94.0%	95.7%	14,462	23.38	0.8%	1.0%	1.7%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,197,284	89.1%	90.5%	14,204	14.34	2.1%	1.8%	1.6%
17	Naples-Marco Island, FL	142	4	780,327	80.4%	91.9%	12,912	18.46	1.0%	1.1%	1.5%
18	San Francisco-Oakland-Berkeley, CA	12	2	506,994	98.9%	99.0%	11,790	29.05	0.5%	0.7%	1.3%
19	Ann Arbor, MI	147	3	820,327	84.2%	89.4%	11,634	15.98	0.8%	1.2%	1.3%
20	Vallejo, CA	122	1	519,223	85.8%	95.4%	10,287	20.95	0.3%	0.8%	1.2%
	20 Largest MSAs by ABR	—	208	36,939,123	87.3%	90.4%	523,662	16.75	53.6%	54.1%	59.9%

21	Binghamton, NY	194	4	751,572	94.9%	95.8%	9,853	13.68	1.0%	1.1%	1.1%
22	Memphis, TN-MS-AR	43	1	652,349	92.1%	93.7%	9,494	15.98	0.3%	1.0%	1.1%
23	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	96.4%	98.4%	9,484	12.07	1.0%	1.2%	1.1%
24	North Port-Sarasota-Bradenton, FL	72	5	734,750	82.4%	94.6%	9,456	13.72	1.3%	1.1%	1.1%
25	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	94.5%	95.0%	9,316	13.05	0.8%	1.2%	1.1%
26	Port St. Lucie, FL	113	5	688,049	88.6%	90.3%	9,289	15.05	1.3%	1.0%	1.1%
27	Cleveland-Elyria, OH	34	3	795,777	80.9%	84.4%	8,710	13.07	0.8%	1.2%	1.0%
28	Boston-Cambridge-Newton, MA-NH	11	6	724,145	84.2%	89.9%	8,625	13.25	1.5%	1.1%	1.0%
29	Hartford-East Hartford-Middletown, CT	48	3	584,167	83.9%	84.0%	8,520	17.35	0.8%	0.9%	1.0%
30	Riverside-San Bernardino-Ontario, CA	13	4	505,679	83.8%	88.7%	8,509	22.03	1.0%	0.7%	1.0%
31	Indianapolis-Carmel-Anderson, IN	33	2	726,319	85.2%	88.6%	7,308	11.52	0.5%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	46	4	700,232	92.8%	93.9%	7,157	11.19	1.0%	1.0%	0.8%
33	Jacksonville, FL	40	3	690,355	89.6%	90.3%	6,713	11.20	0.8%	1.0%	0.8%
34	Norwich-New London, CT	183	2	433,532	92.2%	92.2%	6,378	16.16	0.5%	0.6%	0.7%
35	New Haven-Milford, CT	67	4	487,795	81.1%	83.7%	5,960	14.60	1.0%	0.7%	0.7%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Greensboro-High Point, NC	75	1	406,768	95.7%	98.7%	5,768	14.36	0.3%	0.6%	0.7%
37	Worcester, MA-CT	58	3	515,320	93.2%	95.4%	5,734	14.12	0.8%	0.8%	0.7%
38	Poughkeepsie-Newburgh-Middletown, NY	86	3	399,379	98.4%	100.0%	5,722	14.55	0.8%	0.6%	0.7%
39	Milwaukee-Waukesha, WI	39	4	566,998	85.6%	86.0%	5,620	11.52	1.0%	0.8%	0.6%
40	Wilmington, NC	167	2	379,107	89.5%	96.0%	5,495	15.25	0.5%	0.6%	0.6%
41	College Station-Bryan, TX	186	3	433,832	91.1%	93.7%	5,368	15.95	0.8%	0.6%	0.6%
42	Scranton--Wilkes-Barre, PA	101	2	619,139	89.4%	92.0%	5,294	23.51	0.5%	0.9%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	461,825	60.3%	74.7%	5,103	15.41	0.8%	0.7%	0.6%
44	Winston-Salem, NC	87	3	437,561	88.8%	90.7%	5,060	13.38	0.8%	0.6%	0.6%
45	Kansas City, MO-KS	31	4	608,649	94.4%	94.6%	4,793	8.46	1.0%	0.9%	0.5%
46	Oxnard-Thousand Oaks-Ventura, CA	68	2	316,522	82.0%	86.4%	4,564	17.37	0.5%	0.5%	0.5%
47	Dayton-Kettering, OH	73	2	351,898	96.9%	96.9%	4,546	13.64	0.5%	0.5%	0.5%
48	Boulder, CO	155	1	278,419	94.4%	95.7%	4,483	16.90	0.3%	0.4%	0.5%
49	Mobile, AL	126	1	429,636	74.1%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
50	Fresno, CA	54	1	261,344	99.0%	99.0%	4,151	16.04	0.3%	0.4%	0.5%
	50 Largest MSAs by ABR	—	296	53,507,935	87.6%	90.8%	724,514	15.88	76.4%	78.5%	83.0%

51	Greenville-Anderson, SC	60	2	220,723	97.7%	98.8%	4,030	18.93	0.5%	0.3%	0.5%
52	Columbus, OH	32	3	434,804	88.1%	89.7%	3,951	10.84	0.8%	0.6%	0.5%
53	Charleston-North Charleston, SC	74	2	498,871	82.8%	83.3%	3,910	9.54	0.5%	0.7%	0.4%
54	Panama City, FL	247	2	397,492	95.1%	96.3%	3,892	10.17	0.5%	0.6%	0.4%
55	Manchester-Nashua, NH	131	2	347,947	52.8%	63.1%	3,888	18.64	0.5%	0.5%	0.4%
56	Raleigh-Cary, NC	42	2	291,026	96.2%	98.0%	3,848	13.60	0.5%	0.4%	0.4%
57	Spartanburg, SC	161	1	360,277	72.2%	73.6%	3,651	14.32	0.3%	0.5%	0.4%
58	Bakersfield, CA	62	1	240,068	96.3%	96.3%	3,597	15.85	0.3%	0.4%	0.4%
59	Richmond, VA	44	2	229,840	95.1%	95.6%	3,463	15.75	0.5%	0.3%	0.4%
60	Odessa, TX	262	1	372,534	100.0%	100.0%	3,348	14.22	0.3%	0.5%	0.4%
61	Atlantic City-Hammonton, NJ	187	1	179,199	90.5%	93.1%	3,242	19.44	0.3%	0.3%	0.4%
62	Hilton Head Island-Bluffton, SC	204	2	231,952	79.7%	81.0%	3,080	16.39	0.5%	0.3%	0.4%
63	Springfield, MA	84	2	319,668	92.2%	98.3%	3,037	13.03	0.5%	0.5%	0.3%
64	Pittsfield, MA	331	1	192,944	97.4%	97.4%	3,019	16.46	0.3%	0.3%	0.3%
65	Greenville, NC	238	1	233,153	94.3%	94.3%	2,976	13.53	0.3%	0.3%	0.3%
66	Des Moines-West Des Moines, IA	83	2	512,825	85.8%	87.1%	2,935	6.65	0.5%	0.8%	0.3%
67	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,853	21.46	0.3%	0.2%	0.3%
68	Savannah, GA	139	2	221,381	95.7%	97.8%	2,821	13.03	0.5%	0.3%	0.3%
69	Roanoke, VA	163	2	313,340	97.6%	97.6%	2,627	10.63	0.5%	0.5%	0.3%
70	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	97.3%	97.3%	2,501	15.96	0.3%	0.2%	0.3%
71	Elkhart-Goshen, IN	220	1	211,680	62.4%	92.9%	2,487	12.65	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Hickory-Lenoir-Morganton, NC	146	2	284,984	93.8%	93.8%	2,449	9.17	0.5%	0.4%	0.3%
73	Altoona, PA	341	1	266,512	87.4%	87.4%	2,430	10.54	0.3%	0.4%	0.3%
74	Duluth, MN-WI	170	1	183,087	98.2%	98.2%	2,390	13.29	0.3%	0.3%	0.3%
75	Dover, DE	237	1	191,974	82.3%	99.3%	2,249	11.79	0.3%	0.3%	0.3%
76	Santa Maria-Santa Barbara, CA	123	1	179,549	99.1%	99.1%	2,196	13.32	0.3%	0.3%	0.3%
77	Concord, NH	281	1	191,887	92.7%	97.4%	2,149	12.37	0.3%	0.3%	0.2%
78	Pittsburgh, PA	27	1	202,349	98.4%	100.0%	2,126	11.84	0.3%	0.3%	0.2%
79	Flint, MI	134	1	164,632	100.0%	100.0%	2,119	12.96	0.3%	0.2%	0.2%
80	Austin-Round Rock-Georgetown, TX	29	1	169,405	96.7%	96.7%	2,100	12.82	0.3%	0.2%	0.2%
81	St. Louis, MO-IL	20	2	209,036	94.0%	95.5%	2,099	10.69	0.5%	0.3%	0.2%
82	Manhattan, KS	321	1	214,898	97.9%	99.2%	2,070	15.62	0.3%	0.3%	0.2%
83	Fort Wayne, IN	133	2	248,451	74.1%	75.8%	1,993	12.55	0.5%	0.4%	0.2%
84	Syracuse, NY	90	1	128,404	100.0%	100.0%	1,981	15.43	0.3%	0.2%	0.2%
85	Greeneville, TN	484	1	224,139	96.4%	96.4%	1,950	9.13	0.3%	0.3%	0.2%
86	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
87	Saginaw, MI	230	1	184,735	97.2%	97.2%	1,910	10.63	0.3%	0.3%	0.2%
88	Trenton-Princeton, NJ	148	1	160,969	48.5%	97.5%	1,893	12.06	0.3%	0.2%	0.2%
89	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4%	98.4%	1,858	11.94	0.3%	0.2%	0.2%
90	Rutland, VT	539	1	223,314	90.0%	90.0%	1,810	9.22	0.3%	0.3%	0.2%
91	Portland-South Portland, ME	105	1	287,513	87.3%	94.8%	1,807	17.34	0.3%	0.4%	0.2%
92	California-Lexington Park, MD	356	1	92,335	97.8%	97.8%	1,745	19.32	0.3%	0.1%	0.2%
93	Toledo, OH	93	1	292,605	83.0%	83.0%	1,715	12.54	0.3%	0.4%	0.2%
94	Columbus, IN	427	1	142,989	80.5%	83.2%	1,651	13.88	0.3%	0.2%	0.2%
95	Tucson, AZ	53	1	165,350	67.1%	67.1%	1,590	14.33	0.3%	0.2%	0.2%
96	Deltona-Daytona Beach-Ormond Beach, FL	88	1	182,054	97.8%	97.8%	1,567	8.81	0.3%	0.3%	0.2%
97	Durham-Chapel Hill, NC	92	1	97,226	100.0%	100.0%	1,563	16.08	0.3%	0.1%	0.2%
98	Ithaca, NY	380	1	204,405	84.0%	84.0%	1,555	9.92	0.3%	0.3%	0.2%
99	London, KY	291	1	165,826	99.0%	99.0%	1,553	9.46	0.3%	0.2%	0.2%
100	Lansing-East Lansing, MI	103	1	188,646	83.4%	83.4%	1,498	9.67	0.3%	0.3%	0.2%
	100 Largest MSAs by ABR	—	362	65,221,277	87.9%	90.9%	849,606	15.30	93.1%	95.5%	97.1%

	Other MSAs	—	27	3,057,099	85.9%	88.1%	25,782	9.76	6.9%	4.5%	2.9%

TOTAL		—	389	68,278,376	87.8%	90.8%	$875,388	$15.05	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	47	7,819,502	84.5%	89.2%	$106,418	$15.58	12.1%	11.5%	12.2%
2	Texas	47	7,487,907	90.0%	92.7%	97,874	14.84	12.1%	11.0%	11.2%
3	California	27	5,093,657	92.2%	94.6%	97,312	21.81	6.9%	7.5%	11.1%
4	New York	28	3,575,997	90.5%	94.5%	64,948	19.69	7.2%	5.2%	7.4%
5	Pennsylvania	26	4,986,167	88.0%	90.0%	62,842	17.00	6.7%	7.3%	7.2%
6	North Carolina	20	4,049,794	92.5%	94.0%	44,937	12.47	5.1%	5.9%	5.1%
7	New Jersey	16	2,843,142	85.8%	91.8%	42,452	17.37	4.1%	4.2%	4.8%
8	Georgia	29	4,110,416	87.8%	90.7%	41,834	11.52	7.5%	6.0%	4.8%
9	Illinois	15	3,578,614	77.1%	79.5%	38,907	14.37	3.9%	5.2%	4.4%
10	Michigan	16	2,993,755	88.5%	90.3%	34,513	13.33	4.1%	4.4%	3.9%
11	Ohio	15	3,044,683	88.9%	90.9%	34,203	14.39	3.9%	4.5%	3.9%
12	Connecticut	11	1,792,065	85.6%	86.4%	24,430	15.83	2.8%	2.6%	2.8%
13	Tennessee	9	1,892,236	91.8%	96.4%	23,094	12.81	2.3%	2.8%	2.6%
14	Colorado	7	1,595,045	94.1%	97.3%	21,506	14.70	1.8%	2.3%	2.5%
15	Massachusetts	10	1,509,883	89.8%	94.1%	18,344	14.68	2.6%	2.2%	2.1%
16	Kentucky	7	1,683,399	94.5%	95.0%	17,417	12.07	1.8%	2.5%	2.0%
17	Minnesota	9	1,380,371	90.3%	91.6%	16,594	14.18	2.3%	2.0%	1.9%
18	Indiana	7	1,461,466	80.7%	87.4%	14,741	11.91	1.8%	2.1%	1.7%
19	South Carolina	7	1,311,823	81.9%	82.9%	14,671	13.76	1.8%	1.9%	1.7%
20	Virginia	7	1,016,604	86.9%	90.3%	10,907	12.91	1.8%	1.5%	1.3%
21	New Hampshire	5	782,028	74.0%	80.6%	8,108	13.38	1.3%	1.1%	0.9%
22	Maryland	3	421,278	72.0%	79.9%	6,017	18.64	0.7%	0.6%	0.7%
23	Wisconsin	4	566,998	85.6%	86.0%	5,620	11.52	0.9%	0.8%	0.6%
24	Missouri	5	655,984	95.3%	96.0%	5,422	8.79	1.3%	1.0%	0.6%
25	Alabama	1	429,636	74.1%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
26	Kansas	2	376,599	94.7%	95.4%	3,540	12.71	0.4%	0.6%	0.4%
27	Iowa	2	512,825	85.8%	87.1%	2,935	6.65	0.5%	0.8%	0.4%
28	Delaware	1	191,974	82.3%	99.3%	2,249	11.79	0.3%	0.3%	0.3%
29	West Virginia	2	251,500	90.0%	90.0%	2,047	9.04	0.5%	0.4%	0.2%
30	Oklahoma	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
31	Vermont	1	223,314	90.0%	90.0%	1,810	9.22	0.3%	0.3%	0.2%
32	Maine	1	287,513	87.3%	94.8%	1,807	17.34	0.3%	0.4%	0.2%
33	Arizona	1	165,350	67.1%	67.1%	1,590	14.33	0.3%	0.2%	0.2%

TOTAL		389	68,278,376	87.8%	90.8%	$875,388	$15.05	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	429,636	84.8%	$4,379	$12.29	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	67.1%	1,590	14.33	Sam's Club*	CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,597	15.85	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	69.4%	2,298	28.68	Trader Joe's*	CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.3%	1,422	21.95	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,146	92.9%	2,571	22.46	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	33.1%	1,024	29.33	Trader Joe's	-	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,538	16.09	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	92.7%	2,812	24.35	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,151	16.04	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	99.1%	2,196	13.32	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,241	14.78	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,203	22.41	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,204	18.57	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,390	11.79	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,823	34.40	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	8,967	27.69	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	93.6%	6,043	24.97	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.4%	5,313	31.77	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,231	25.28	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2021	436,945	96.3%	10,112	24.81	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	99.3%	3,887	23.77	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,174	29.07	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,541	23.81	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,266	12.40	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	74.6%	2,577	25.75	Stater Bros.	Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,138	21.39	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	98.8%	2,306	22.46	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2018	519,223	95.4%	10,287	20.95	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	808	8.48	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	97.8%	7,028	15.22	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swim School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,954	11.33	King Soopers (Kroger)	Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	92.1%	1,749	15.69	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	90.6%	1,026	40.00	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	95.7%	4,483	16.90	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2021	331,128	100.0%	4,458	13.46	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Overstock Furniture & Mattress, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	93.0%	2,586	26.11	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	91.7%	2,324	12.88	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,038	14.35	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	74.7%	3,460	14.13	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	98.1%	2,474	16.82	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	95.3%	1,774	17.91	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	69.6%	1,170	12.66	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,501	15.96	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	73.5%	1,071	11.61	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	80.8%	1,978	13.69	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.6%	4,054	18.92	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.3%	2,249	11.79	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,908	17.76	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	89.5%	6,250	23.22	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	87.2%	3,456	15.00	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.5%	1,917	24.50	-	Broward County Library, CVS	-
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	97.8%	1,567	8.81	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,858	11.94	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	98.8%	854	9.91	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	86.4%	2,237	8.49	-	American Signature Furniture, Bealls Outlet, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	-
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,826	19.25	-	Dollar Tree, LA Fitness	-
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	137,020	82.3%	2,019	17.90	Walmart Neighborhood Market	Walgreens	-
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	84.4%	1,764	11.76	Publix	Dollar Tree, Petco, Staples, T.J.Maxx	-
60	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2021	109,745	74.1%	1,825	22.77	Publix	-	-
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	70.5%	3,367	14.38	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1996	209,930	100.0%	4,189	20.43	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
63	Freedom Square (3)	Naples	FL	Naples-Marco Island, FL	2021	211,839	84.6%	2,325	12.98	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,825	19.28	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2018	256,948	99.3%	4,937	20.42	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,119	13.79	Publix	Zone Fitness Club	-
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	97.5%	1,059	12.28	Sedano's	Family Dollar	-
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	95.5%	2,390	17.73	-	Burlington Stores, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	94.9%	1,044	14.42	Publix	-	-
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	94.6%	1,139	16.56	Seabra Foods	Office Depot	-
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2021	413,784	75.6%	9,073	29.64	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	843	13.06	Publix	-	-
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,582	95.7%	3,011	19.89	-	Coastal Care, Walgreens	-
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	85.1%	1,177	13.99	Publix	-	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,715	9.09	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.8%	2,549	13.69	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,296	13.62	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	713	12.87	Winn-Dixie (Southeastern Grocers)	-	-
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	77.4%	642	21.04	SuperTarget*	The Zoo Health Club	-
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,642	18.58	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,137	12.65	Publix	Big Lots, Crunch Fitness, HomeGoods	-
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	73.1%	1,392	14.62	Publix	Planet Fitness	-
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,051	13.30	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	270,504	92.3%	3,622	14.51	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	79.1%	1,702	15.80	Publix	CVS, Dollar Tree	-
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,425	9.53	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	76.8%	1,628	10.48	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	79.4%	1,590	13.25	Publix	Flooring USA	-
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	87.5%	1,184	12.29	Patel Brothers	Dollar Tree, LA Fitness	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	96.2%	1,718	19.28	Publix	Rarehues	-
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.1%	1,382	15.80	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	96.9%	2,374	16.79	Publix	Petco, T.J.Maxx, Ulta	-
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	91.2%	897	7.43	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	88.5%	819	8.43	Publix	American Freight Furniture	-
95	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2021	175,342	92.2%	2,961	18.46	Publix	JOANN, Planet Fitness	-
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	91.7%	3,507	18.25	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	80.1%	4,441	12.75	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), NCG Cinemas	-
98	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	95.3%	1,324	8.14	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
99	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	557	8.41	Food Depot	Family Dollar	-
100	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	91.1%	1,095	15.20	Publix	-	-
101	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	722	8.67	Kroger	Planet Fitness	-
102	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	98.1%	2,332	13.87	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
103	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	760	6.96	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
104	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	92.3%	737	11.87	Publix	-	-
105	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	92.0%	1,180	13.51	Kroger	-	-
106	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	633	8.80	-	Family Dollar	-
107	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	97.3%	892	11.78	Publix	-	-
108	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	77.0%	698	19.53	Kroger*	-	-
109	Westgate	Dublin	GA	Dublin, GA	2004	106,994	93.4%	732	7.33	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
110	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,676	10.80	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
111	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	86.8%	1,362	10.28	Food Depot	Cinemark, Staples	-
112	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	-
113	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	92.8%	1,305	14.49	Publix	-	-
114	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	88.4%	1,434	15.32	Publix	-	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

115	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	56.0%	1,036	8.08	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
116	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	95.9%	543	10.30	-	Marshalls	-
117	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	95.6%	1,254	11.60	Kroger	-	-
118	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	145,853	90.5%	1,937	14.68	Kroger	-	-
119	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	662	9.49	Food Depot	-	-
120	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	88.2%	914	11.10	-	PGA TOUR Superstore	-
121	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,691	14.49	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
122	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	188,135	92.6%	2,889	16.58	Kroger	-	-
123	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	98.9%	1,769	5.16	Walmart Supercenter	NCG Cinemas	-
124	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,130	11.32	Kroger	-	-
125	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	91.3%	1,468	6.76	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
126	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	83.2%	1,467	6.53	Price Chopper	Big Lots, Genesis Health Club, Northern Tool + Equipment, Office Depot	-
127	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	196,045	98.2%	3,693	19.18	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
128	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	75.3%	1,945	17.05	-	XSport Fitness	Kohl's
129	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	98.2%	2,313	11.99	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
130	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.6%	4,463	16.02	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
131	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	81.8%	5,274	12.73	-	AMC Theatres, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
132	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	81.4%	2,333	10.50	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
133	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	79.6%	1,060	21.48	-	Walgreens	-
134	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	616	7.57	Cub Foods (United Natural Foods Inc.)	-	-
135	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	66.1%	1,664	14.68	-	Best Buy, Painted Tree Marketplace, PetSmart	-
136	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	82.1%	1,361	15.54	Sunset Foods	-	-
137	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	62.6%	1,785	11.89	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
138	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,727	16.41	Jewel-Osco	Planet Fitness	-
139	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	58.5%	6,099	15.58	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	-
140	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	87.3%	1,824	19.04	-	LA Fitness	-
141	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2021	232,898	93.9%	2,750	12.58	TBA, Walt's Fine Foods	Burlington Stores, Planet Fitness, Tile Shop	-
142	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.4%	1,273	10.31	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
143	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	83.2%	1,651	13.88	-	Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
144	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	87.3%	1,598	15.74	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
145	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	92.9%	2,487	12.65	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
146	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	58.3%	395	6.90	Kroger	-	-
147	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2021	595,550	87.4%	6,035	11.82	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
148	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	97.6%	1,302	10.11	Pay Less (Kroger)	-	-
149	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,470	10.06	Hy-Vee	-	-
150	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.2%	2,070	15.62	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
151	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,067	8.18	-	At Home, Staples	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

152	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	94.1%	7,640	15.02	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
153	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,890	10.03	-	King Pin Lanes, Louisville Athletic Club	-
154	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,553	9.46	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
155	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	98.3%	2,000	11.63	Kroger	Petco	-
156	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	86.8%	1,457	11.24	Kroger	-	-
157	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	94.3%	1,810	12.08	Kroger Marketplace	-	-
158	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	94.5%	1,041	7.79	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	-
159	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,935	28.77	-	Golf Galaxy, Staples	Duluth Trading Co.
160	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.4%	1,800	13.41	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
161	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	95.7%	3,103	11.83	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
162	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	76.5%	292	14.96	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
163	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	69.3%	1,081	19.97	Stop And Compare	Rainbow Shops	-
164	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.1%	2,497	14.53	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
165	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	192,944	97.4%	3,019	16.46	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
166	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.2%	1,237	12.53	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
167	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,339	18.83	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
168	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	97.8%	1,745	19.32	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
169	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	95.5%	849	34.84	-	-	-
170	Fox Run (3)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2021	303,414	73.2%	3,423	16.45	Giant Food (Ahold Delhaize)	Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	-
171	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	94.8%	1,807	17.34	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
172	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	90.7%	6,455	17.91	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
173	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	87.2%	4,335	16.91	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
174	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.4%	970	12.04	Busch’s Fresh Food Market	Ace Hardware	-
175	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	866	10.95	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
176	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,119	12.96	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
177	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	648	8.07	D&W Fresh Market (SpartanNash)	-	-
178	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,498	9.67	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
179	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	88.4%	1,422	15.37	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
180	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,704	11.12	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
181	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	89.0%	6,090	19.85	TBA	DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
182	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	97.2%	1,910	10.63	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
183	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,229	12.08	-	Party City, Planet Fitness	Burlington Stores
184	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	98.8%	922	9.19	Dream Market	O'Reilly Auto Parts, Planet Fitness	-
185	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,109	7.16	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
186	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,392	11.28	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
187	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	90.5%	844	7.60	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

188	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	100.0%	2,261	18.20	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
189	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,087	98.2%	2,390	13.30	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
190	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	85.8%	1,975	11.23	Cub Foods (Jerry's Foods)	Planet Fitness	-
191	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,617	97.0%	1,854	21.74	Cub Foods (United Natural Foods Inc.)*	-	-
192	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.7%	2,222	11.34	-	Marshalls, Michaels	-
193	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	80,165	95.7%	1,036	19.87	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
194	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	90.9%	1,675	15.53	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
195	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.0%	2,304	13.11	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
196	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	877	12.00	Festival Foods	Dollar Tree	-
197	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,633	12.75	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
198	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	94.8%	884	6.20	Price Chopper	Dollar Tree	-
199	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,387	8.58	Price Chopper	Ace Hardware	-
200	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.1%	1,052	9.06	Price Chopper	-	-
201	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	466	6.82	Schnucks	-	-
202	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
203	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	89.9%	4,006	15.80	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
204	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
205	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	495	17.80	BI-LO (Southeastern Grocers)	-	-
206	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,346	96.9%	2,276	12.75	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
207	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	91.3%	3,604	13.86	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
208	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	98.7%	5,768	14.36	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
209	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.3%	2,976	13.53	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, T.J.Maxx	Target
210	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	99.4%	1,805	9.49	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
211	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	1,063	4.29	Walmart Supercenter	Dollar Tree	-
212	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.3%	644	8.37	-	Big Lots, Harbor Freight Tools	Rural King
213	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,563	16.08	-	Person County Health & Human Services	-
214	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,139	12.00	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
215	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	146,676	98.6%	1,797	12.42	Walmart Supercenter*	Big Lots, Burkes Outlet, Tractor Supply Co.	-
216	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	84.0%	737	6.63	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
217	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,889	15.12	-	Burlington Stores, PetSmart, Sportsmans Warehouse	Target
218	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,606	15.32	Lowes Foods	HomeGoods, T.J.Maxx	-
219	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,183	14.80	Harris Teeter (Kroger)	-	-
220	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	86.6%	2,933	12.99	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
221	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	944	13.06	-	Golf Galaxy, Mattress Firm, OfficeMax	-
222	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	40.7%	1,488	16.87	-	Bed Bath & Beyond, Boston Interiors	-
223	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	97.4%	2,149	12.37	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

224	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,400	19.94	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
225	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	85.6%	568	7.24	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
226	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	96.6%	1,503	10.34	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
227	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	246,235	80.0%	1,635	8.30	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
228	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.2%	4,603	23.69	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
229	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
230	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	247,991	88.9%	2,984	13.71	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
231	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	97.5%	1,893	12.06	Grocery Outlet	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
232	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.7%	1,542	13.51	Super Stop & Shop (Ahold Delhaize)	-	-
233	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	98.4%	6,886	20.99	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
234	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	98.2%	3,767	19.73	ShopRite	Petco, Walgreens	-
235	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.4%	1,109	32.13	ShopRite	-	-
236	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	254,707	91.7%	4,138	17.86	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
237	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,050	19.12	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
238	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,229	12.90	ShopRite*	PetSmart, Planet Fitness	-
239	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	93.1%	3,242	19.44	ShopRite	Dollar Tree, Staples	-
240	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	657	18.15	ShopRite	-	-
241	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,461	17.26	-	Dollar Tree, Jersey Strong	-
242	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	87.8%	2,834	15.52	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
243	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	82.9%	2,385	32.07	-	Stew Leonard's Wines, T.J.Maxx	-
244	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,981	15.43	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
245	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,450	21.49	Acme (Albertsons)	True Value	-
246	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	70.1%	1,359	23.71	BJ's Wholesale*, TBA	-	Kohl's, Walmart
247	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,139	28.27	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
248	Stewart Plaza (3)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2021	205,630	97.2%	3,292	16.64	-	Burlington Stores, Dollar Tree, Floor & Décor, K&G Fashion Superstore, Phenix Salon Suites	-
249	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	94.9%	6,268	34.75	H-Mart	Christmas Tree Shops, T.J.Maxx	-
250	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	84.0%	1,555	9.92	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
251	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,622	22.46	Key Food Marketplace	T.J.Maxx	-
252	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	611	35.94	Trader Joe's	-	-
253	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,510	24.39	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
254	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
255	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	95.5%	3,159	15.29	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
256	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,292	11.25	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
257	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,980	16.23	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
258	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	83.2%	5,279	27.06	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
259	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,877	86.8%	1,291	37.28	-	Harmon Discount	-
260	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	96.8%	3,205	25.48	-	Dollar Tree, HomeGoods	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

261	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,008	20.26	Fine Fare	CVS, T.J.Maxx	-
262	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	118,589	100.0%	2,942	24.81	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
263	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,261	28.57	-	HomeGoods, Rite Aid	-
264	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	98.4%	2,708	17.75	ShopRite	Bob's Stores, Wren Kitchens	Firestone
265	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	1,966	12.29	-	Olum's Furniture & Appliances, Staples, Walgreens	-
266	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,144	10.35	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
267	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	95.3%	1,432	16.27	-	HomeGoods, Michaels, Old Navy	-
268	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,311	16.27	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
269	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
270	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,755	31.64	H-Mart	-	-
271	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	98.9%	2,112	15.44	Giant Eagle	-	The Home Depot
272	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	95.5%	2,573	18.35	Kroger	Petco, Planet Fitness, Rainbow Shops	-
273	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.5%	1,395	8.78	Kroger	Pet Supplies Plus, Salvation Army	-
274	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	93.0%	3,413	14.49	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Overstock Furniture & Mattress, Pet Supplies Plus, T.J.Maxx	-
275	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	236,692	98.3%	4,438	19.81	-	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
276	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.8%	1,218	37.39	Kroger	-	-
277	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	84.7%	1,212	9.88	Kroger	Dollar Tree, Planet Fitness	-
278	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,215	11.72	Kroger	-	-
279	Brandt Pike Place	Dayton	OH	Dayton-Kettering, OH	2008	17,900	100.0%	200	11.17	Kroger*	-	-
280	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.7%	4,346	13.78	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
281	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.9%	5,425	11.80	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
282	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,173	16.76	-	Ollie's Bargain Outlet, Sears Outlet	-
283	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,244	26.38	Kroger	-	-
284	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,300	98.3%	1,524	11.04	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels, Sheetz	-
285	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	292,605	83.0%	1,715	12.54	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
286	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,920	10.28	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
287	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	86.0%	2,332	19.30	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
288	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,430	10.54	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
289	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,126	11.84	Giant Eagle	Pep Boys, Walmart	-
290	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	4,019	13.94	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
291	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	89.2%	2,032	8.98	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
292	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	409	12.70	-	-	-
293	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	84.9%	2,362	19.36	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
294	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,587	17.24	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
295	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,601	70.1%	3,395	20.55	Weis Markets	Marshalls, REI	-
296	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	93.1%	1,851	26.70	Giant Food (Ahold Delhaize)	-	-
297	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	537	19.04	-	-	-
298	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

299	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,607	15.33	-	Kohl's, Marshalls, Regal Cinemas	-
300	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,325	17.98	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
301	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	1,039	7.73	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
302	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	990	19.52	Weis Markets*	-	-
303	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	215,173	89.7%	6,459	34.49	McCaffrey's	Ulta	-
304	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,017	93.4%	2,666	26.93	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
305	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	92.8%	8,060	35.55	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
306	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	95.4%	1,294	7.68	Redner's Warehouse Market	Big Lots, Staples	-
307	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	90.6%	1,480	10.55	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
308	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	455	10.91	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
309	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	88.1%	3,294	17.30	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
310	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	834	13.16	Giant Food (Ahold Delhaize)	Penn State Health	-
311	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	96.6%	2,965	9.74	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
312	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.6%	2,494	33.48	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	-
313	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	74.8%	2,180	17.49	Kroger	-	-
314	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,662	19.65	Lowes Foods	-	-
315	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	96.9%	900	14.22	BI-LO (Southeastern Grocers)	-	-
316	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,675	10.05	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
317	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.8%	2,235	9.19	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
318	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	98.0%	2,368	18.45	-	Ross Dress for Less, T.J.Maxx	Target
319	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	73.6%	3,651	14.32	Publix	Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
320	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	586	10.59	Food Lion (Ahold Delhaize)	-	-
321	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	100.0%	3,000	11.28	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
322	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.2%	3,986	12.13	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
323	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	96.4%	1,950	9.13	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
324	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,047	8.77	-	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	-
325	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	93.7%	9,494	15.98	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
326	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	91.4%	1,352	12.97	Kroger	Aaron's	-
327	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,146	13.20	Kroger	-	Walgreens
328	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	36,000	94.4%	533	15.68	Walmart Supercenter*	Dollar Tree	-
329	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	169,405	96.7%	2,100	12.82	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
330	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,336	15.27	-	24 Hour Fitness	-
331	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	687	9.74	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
332	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	942	7.75	-	Tops Printing	-
333	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,245	94.6%	3,030	18.41	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
334	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.1%	1,396	27.67	Kroger	CVS	-
335	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,165	13.76	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

336	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	98.7%	599	9.17	-	Family Dollar	-
337	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	88.6%	684	11.19	-	Canales, Family Dollar	-
338	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	503	11.06	-	Big Lots, O'Reilly Auto Parts	-
339	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,146	12.33	El Rio Grande Latin Market	Family Dollar	-
340	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2021	464,995	92.3%	6,094	14.47	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less	-
341	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	91.9%	1,003	9.24	Food Town	Burkes Outlet, Walgreens	-
342	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	85.9%	14,898	22.13	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
343	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,759	11.21	Tom Thumb (Albertsons)	Fan Boys, Goody Goody Wine & Spirits	-
344	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	96.6%	3,857	20.23	Tom Thumb (Albertsons)	DSW, Ulta	-
345	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,181	14.07	Truong Nguyen Grocer	-	-
346	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.8%	1,190	12.13	-	Painted Tree Marketplace, Planet Fitness	-
347	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.7%	768	11.04	Kroger	-	-
348	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,000	29.54	Kroger	-	-
349	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	92,904	82.6%	2,036	26.54	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
350	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	94.5%	619	7.17	Food Town	-	-
351	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	937	13.03	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
352	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	92.8%	1,498	16.36	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
353	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.2%	2,175	10.98	El Rancho	Big Lots, Conn's	-
354	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	62,665	84.7%	1,183	22.29	-	24 Hour Fitness	-
355	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	111,206	80.1%	873	9.81	La Michoacana Supermarket	Aaron's, Fitness Connection	-
356	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.9%	1,436	8.55	-	Big Lots, Hobby Lobby	-
357	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	97.6%	941	9.72	Foodarama	Burke's Outlet, Kids Empire	-
358	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.4%	3,403	14.32	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
359	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
360	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	89.4%	2,757	14.00	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
361	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	94.1%	2,490	14.06	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
362	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	84.3%	1,598	10.78	-	24 Hour Fitness, Floor & Décor	-
363	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	94.5%	3,212	23.46	H-E-B	-	-
364	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,282	15.85	ALDI	Dollar Tree, Party City, Salon In The Park	-
365	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.8%	2,373	9.97	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
366	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	982	7.55	Super 1 Foods	Harbor Freight Tools, PetSense	-
367	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,348	14.22	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
368	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	93.7%	1,978	15.39	Kroger	LA Fitness	-
369	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,134	12.42	Kroger	Burkes Outlet	-
370	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	95.9%	1,353	9.02	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
371	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	85.3%	2,726	23.56	Central Market (H-E-B)	-	-
372	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	83.6%	5,521	24.45	-	Gap Factory Store, Infinite Bounds Gymnastics	-
373	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	85.5%	1,252	12.09	El Rancho	Family Dollar	-
374	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	92.6%	2,133	10.35	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

375	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	96.2%	1,942	20.04	-	Star Cinema Grille	-
376	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	831	8.42	-	Ollie's Bargain Outlet, Tractor Supply Co.	-
377	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	95.8%	2,064	15.22	-	Gold's Gym, Hobby Lobby	Kohl's
378	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	95.4%	1,399	16.62	-	2nd & Charles, Chuck E. Cheese's	-
379	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	98.3%	1,199	13.99	Kroger	Hamrick's	-
380	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,428	8.85	-	Dollar Tree, Kohl's, PetSmart	-
381	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,853	21.46	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
382	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.9%	1,133	7.75	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
383	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,810	9.22	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
384	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
385	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	91.6%	3,252	16.20	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
386	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	87.7%	822	9.54	Pick 'n Save (Kroger)	-	-
387	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	90.5%	1,353	7.35	-	Hobby Lobby, Kohl's	-
388	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	89.8%	1,265	8.00	Kroger	Big Lots, Dunham's Sports	-
389	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts	-

	TOTAL PORTFOLIO					68,278,376	90.8%	$875,388	$15.05

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2021	Page 50